Exhibit 10.28(b)

December 23, 2008

Mr. Mark Erwin
Senior Vice President Corporate Development & Alliances
Continental Airlines, Inc.
1600 Smith Street
Houston, Texas 77002

Second  Amendment (this “Second  Amendment”) to that certain Second Amended and Restated Capacity Purchase Agreement among Continental Airlines, Inc. (“Continental”), ExpressJet Holdings, Inc. (“Holdings”), XJT Holdings, Inc. (“XJT”) and ExpressJet Airlines, Inc. (“ExpressJet” and, collectively with Holdings and XJT, “Contractor”) dated as of June 5, 2008 (the “Original Second Amended and Restated CPA”), as amended by that certain First Amendment to the Second Amended and Restated CPA dated August 29, 2008 (the “Second Amended and Restated CPA”)

As you are aware, Continental and Contractor are parties to the Second Amended and Restated CPA. Continental and Contractor each desires to amend the Second Amended and Restated CPA as specifically provided below in this Second Amendment, with such amendments to be effective as of August 29, 2008:

Section 1.                      The revised Appendix 1 to Schedule 3 attached to this Second Amendment hereby replaces in its entirety the Appendix 1 to Schedule 3 attached to the Second Amended and Restated CPA.  Continental and Contractor agree that nothing in this Section 3 or in Appendix 1 to Schedule 3 attached hereto shall in any way (i) amend or modify the provisions of Section 2.01(b) of the Second Amended and Restated CPA, or (ii) create or disclaim (or be deemed, construed or implied to create or disclaim) any obligation other than as is expressly and specifically provided for in this Section 3 (and in Appendix 1 to Schedule 3 attached hereto).

Section 2.                      Contractor agrees that following sentence shall be added to the end of Section 2.b. of Appendix 4 to Schedule 3 attached to the Second Amended and Restated CPA:

“Any expenses borne by Contractor to develop Contractor’s Fuel Efficiency program for which Contractor intends to seek reimbursement from Continental as herein provided must be pre-approved by Continental and any such expenses reimbursed by Continental to Contractor shall be deducted from any dollar amount of fuel savings (as determined by performing the calculations described in clauses (a) through (d) above) prior to  determining the amount of any fuel bonus payments payable to Contractor hereunder (it being acknowledged that any such expenses not applied to savings shall be carried forward to future years as necessary until the balance of such expenses is zero); provided, however, that in no event shall the reimbursement of such expenses be conditioned upon, or delayed pending, the achievement of any savings or other objectives under Contractor’s Fuel Efficiency program.”

Section 3.                       Contractor and Continental agree that, notwithstanding anything to the contrary in Section 2 of the First Amendment to the Second Amended and Restated CPA, for purposes of calculating the amount that Continental is required to pay to Contractor pursuant to the Second Amended and Restated CPA in respect of any depreciation expenses associated with either Covered Aircraft or Excess Inventory, the scheduled depreciation period for such depreciation expenses chargeable to Continental pursuant to Subsection B.4.a.xi of Schedule 3 to the Second Amended and Restated CPA shall not be shortened from that period currently used by Contractor (as indicated by the invoices related thereto that have been presented to Continental and paid by Continental), notwithstanding any change in accounting treatment that Contractor may implement relating to the period over which any such depreciation will be taken for accounting purposes. The foregoing shall also apply to any future depreciation expense associated with Covered Aircraft or Excess Inventory that may become chargeable to Continental pursuant to Subsection B.4.a.xi of Schedule 3 to the Second Amended and Restated CPA, it being agreed that Contractor shall, for purposes of calculating the amount that Continental is required to pay to Contractor pursuant to the Second Amended and Restated CPA, utilize either the scheduled depreciation period that Contractor would have utilized prior to its entry into of the Second Amended and Restated CPA (and consistent with the invoices for depreciation expenses related to Covered Aircraft and Excess Inventory presented to Continental and paid by Continental under the Existing CPA) or any longer period that Contractor may utilize in respect of such expenditures in accordance with generally accepted accounting principles. Further to the foregoing, Contractor and Continental agree that with respect to any capital expenditures specifically approved by Continental in writing related to Covered Aircraft or Excess Inventory, in determining the amount of any payment required to be made by Continental to Contractor pursuant to Section 8.03(g) of the Second Amended and Restated CPA, the “net book value” of such assets referenced therein shall be deemed to mean and refer to the net book value of such assets that would have been shown on Contractor’s most recent financial statements if Contractor had accounted for such assets in the same manner as Contractor had charged Continental for the related depreciation expense. For the avoidance of doubt, it is acknowledged that if Contractor retains a Covered Aircraft in accordance with Contractor’s rights to do so pursuant to the Second Amended and Restated CPA, at the time as such Covered Aircraft ceases to be a Covered Aircraft, Continental would no longer be required to pay any depreciation expenses associated with such Covered Aircraft.

Section 4.                      Capitalized terms not defined herein shall be defined as provided in the Second Amended and Restated CPA.  From and after the date of this Second Amendment, references in the Second Amended and Restated CPA to “this Agreement” shall mean and refer to the Second Amended and Restated CPA as amended by this Second Amendment.  Except as specifically amended or modified hereby, the Second Amended and Restated CPA shall remain in effect as written.  The Second Amended and Restated CPA, as amended or modified by this Second Amendment, is hereby ratified and confirmed in all respects, and shall be deemed to constitute the entire understanding of the parties relating to its subject matter (and further that any prior or contemporaneous oral commitments shall have no force or effect), and such agreement, as so amended hereby, may not be further amended, modified or changed except by further agreement in writing signed by the parties hereto.  This Second Amendment may be executed by the parties hereto in any number of separate counterparts, all of which shall constitute one agreement.  All signatures need not be on one counterpart.

If Continental is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the spaces provided and return a signed copy of this Second Amendment to the undersigned at the address above.

Very truly yours,
EXPRESSJET HOLDINGS, INC.

By:           /s/ James B. Ream
Name:                      James B. Ream
Title:                      President and Chief Executive Officer

XJT HOLDINGS, INC.

By:           /s/ James B. Ream
Name:                      James B. Ream
Title:                      President and Chief Executive Officer

EXPRESSJET AIRLINES, INC.

By:           /s/ James B. Ream
Name:                      James B. Ream
Title:                      President and Chief Executive Officer

Agreed:

CONTINENTAL AIRLINES, INC.

By:           /s/ Mark Erwin
Name:                      Mark Erwin
Title:                      Senior Vice President Corporate Development & Alliances

cc:           Continental Airlines, Inc.
1600 Smith Street, HQSLG, Houston, Texas 77002
Attention: General Counsel
Telecopy No.: (713)  324-5161

ExpressJet Holdings, Inc.
700 North Sam Houston Parkway West, Suite 200, Houston, Texas 77067
Attention:  Vice President & General Counsel
Telecopy No.: (832) 353-1141

                                                                                                                                          Execution Version

Appendix 1 to Schedule 3

$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]*for each actual block hour (which shall be the “block hour” rate referred to in Schedule 3.A.1.a of this Agreement).

* This Base Compensation Rate shall be adjusted to the extent provided pursuant to the terms of Section 3.02 of this Agreement.

In addition, for each calendar month beginning with the month of September 2008 and extending through (and including) June 2009 (such period from September 1, 2008 through June 30, 2009, being herein referred to as the “Review Period”), Continental and Contractor, as part of the monthly flight reconciliation process pursuant to Section 3.06(b) of this Agreement, shall compare the number of Actual Monthly Block Hours for such calendar month with the number of Baseline Monthly Block Hours for such calendar month, and Continental shall pay Contractor $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Extra Monthly Payment Hour, if any, for such month, provided that, in no event shall Continental be required (a) to pay an amount greater than $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for any one month or $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the aggregate in respect of Extra Monthly Payment Hours during the Review Period or (b) to make any payment under this paragraph in respect of any calendar month after the Review Period.  After the Review Period, Contractor shall pay Continental an amount equal to $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Aggregate Accrued Block Hour, if any, existing as of June 30, 2009, subject to the proviso at the end of the next paragraph (such payment to be made in July 2009 as part of the monthly flight reconciliation process pursuant to Section 3.06(b) of this Agreement).

During each calendar month beginning with the month of July 2009 and extending through (and including) the end of the Base Term or, if earlier, the date on which Contractor has provided a discount to Continental in an aggregate amount equal to $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (such period being herein referred to as the “Discount Period”), Continental and Contractor, as part of the monthly flight reconciliation process pursuant to Section 3.06(b) of this Agreement, shall compare the number of Actual Monthly Block Hours for such calendar month with the number of Baseline Monthly Block Hours for such calendar month, and Contractor shall provide to Continental and Continental shall receive (and Continental shall be entitled to apply and take) a discount on any amounts owed to Contractor under the CPA equal to $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Discount Payment Hour, if any, for such month, provided that, if for any reason any such discount cannot be applied and taken such month, the unapplied portion thereof shall be applied and taken in succeeding months until such discount has been fully applied and taken, and provided further, that, in no event shall all such monthly payments in the aggregate made by Contractor pursuant to this paragraph exceed $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Solely for the purposes of calculating amounts payable under the two preceding paragraphs of this Appendix 1 to Schedule 3, the following terms shall have the definitions set forth below:

“Accrued Block Hours” means, for each calendar month in the Review Period for which Actual Monthly Block Hours exceeds Baseline Monthly Block Hours, the number of hours by which Actual Monthly Block Hours for such month exceeds Baseline Monthly Block Hours for such month.

“Actual Monthly Block Hours” means, for each calendar month, (a) the total actual block hours flown by Contractor pursuant to this Agreement during such calendar month, plus (b) the total block hours that are scheduled by Continental to be flown pursuant to a Final Monthly Schedule in accordance with this Agreement but which are not actually flown because the flight is not operated during such calendar month by Contractor as a result of a Controllable Cancellation.

“Aggregate Accrued Block Hours” means the aggregate of all Accrued Block Hours from prior months in the Review Period, less the number of Accrued Block Hours previously applied to reduce the number of Extra Monthly Payment Hours pursuant to the last clause in the definition thereof.

“Baseline Monthly Block Hours” means the following number of block hours for each calendar month set forth below:

For September 2008:                                              [XXX];
For October 2008:                                              [XXX];
For November 2008:                                              [XXX];
For December 2008:                                              [XXX];
For January 2009:                                              [XXX];
For February 2009:                                              [XXX];
For March 2009:                                              [XXX];
For April 2009:                                              [XXX];
For May 2009:                                              [XXX]; and
For June 2009:                                              [XXX].

Following June 2009,
For each July:                                              [XXX];
For each August:                                              [XXX];
For each September:                                              [XXX];
For each October:                                              [XXX];
For each November:                                              [XXX];
For each December:                                              [XXX];
For each January:                                              [XXX];
For each February:                                              [XXX];
For each March:                                   [XXX];
For each April:                                              [XXX];
For each May:                                              [XXX]; and
For each June:                                              [XXX].

“Discount Payment Hours” means, for each calendar month in the Discount Period for which Actual Monthly Block Hours exceeds Baseline Monthly Block Hours, the number of hours by which Actual Monthly Block Hours for such month exceeds the Baseline Monthly Block Hours for such month.

“Extra Monthly Payment Hours” means, at the end of each calendar month in the Review Period in which Baseline Monthly Block Hours exceeds Actual Monthly Block Hours, the number of hours by which Baseline Monthly Block Hours exceeds Actual Monthly Block Hours, reduced by the number of Aggregate Accrued Block Hours, if any, existing at the beginning of such calendar month.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

[“XXX” REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]